UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

Strategic Storage Trust IV, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55928	81-2847976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road

Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Strategic Storage Trust IV, Inc. (the “Company”) was held on March 10, 2021 (the “Special Meeting”).

Set forth below are the voting results for the proposals considered and voted upon at the Special Meeting, each of which is described in further detail in the definitive proxy statement and related materials filed by the Company with the Securities and Exchange Commission:

Proposal 1: To approve the merger (the “Merger”) of the Company with and into SST IV Merger Sub, LLC (“Merger Sub”), a wholly owned subsidiary of SmartStop Self Storage REIT, Inc. (“SmartStop”), with Merger Sub surviving the Merger, pursuant to the Agreement and Plan of Merger, dated as of November 10, 2020, by and among SmartStop, Merger Sub, and the Company.

Votes For	Votes Against	Votes Abstained
5,696,340	131,520	355,605

*	numbers in the table are rounded to the nearest share

Proposal 2: To approve the amendment of the charter of the Company to remove the provisions related to “Roll-Up Transactions” in connection with the Merger (the “Articles of Amendment”).

Votes For	Votes Against	Votes Abstained
5,604,638	156,259	422,568

*	numbers in the table are rounded to the nearest share

Proposal 3: To approve the adjournment of the Special Meeting to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are not sufficient votes to approve such proposals, if necessary and as determined by the chair of the Special Meeting.

Votes For	Votes Against	Votes Abstained
5,609,922	141,857	431,686

*	numbers in the table are rounded to the nearest share

Item 8.01. Other Events.

As described in Item 5.07 above, the Company’s stockholders approved the Merger on March 10, 2021. Subject to the satisfaction or waiver of all closing conditions, the Company expects the Merger to close on or about March 17, 2021.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure to satisfy the closing conditions to the Mergers; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the SEC’s website, www.sec.gov. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST IV, INC.

Date: March 11, 2021	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer